                                                                    EXHIBIT 99.3

                    [LOGO OF BANC OF AMERICA SECURITIES LLC]

--------------------------------------------------------------------------------

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10

                                COLLATERAL ANNEX
                               INTEREST ONLY LOANS

                                OCTOBER 1ST, 2004

                                TABLE OF CONTENTS

          -    Description of Total Interest Only Mortgage Loans     2

- For the purposes of the tables in this collateral annex, the weighted average FICO and weighted average DTI numbers, have been calculated where FICO scores and DTI numbers were available, i.e. they are non-zero weighted averages.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL INTEREST ONLY MORTGAGE LOANS

                          DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY

  SUMMARY                                                                TOTAL          MINIMUM         MAXIMUM
------------------------------------------------------------------------------------------------------------------
Statistical Cut-off Date Aggregate Principal Balance               $ 847,119,812.77
Number of Loans                                                               3,472
Average Original Loan Balance                                      $     243,988.07   $ 39,000.00   $ 1,000,000.00
Average Current Loan Balance                                       $     243,986.12   $ 39,000.00   $ 1,000,000.00
(1) Weighted Average Combined Original LTV                                    82.42%        27.27%          100.00%
(1) Weighted Average Gross Coupon                                             6.538%        4.125%           9.625%
(2) Weighted Average Gross Margin                                             4.537%        2.875%           7.750%
(2) Weighted Average Term to Next Rate Adjustment Date (months)                  31             4               61
(1) Weighted Average Remaining Term to Maturity (months)                        360           178              360
(1) Weighted Average Credit Score                                               657           540              813

     (1) Weighted Average reflected in Total.
     (2) Weighted Average reflected in the Adjustable Mortgage Loans.

                                                             PERCENT OF STATISTICAL
                                                                  CUT-OFF DATE
                                        RANGE                   PRINCIPAL BALANCE
                                        ------------------   ----------------------
Product Type                            Adjustable                   98.40%
                                        Fixed                         1.60%

IO Loan %                                                           100.00%
Lien                                    First                       100.00%
                                        Second                        0.00%

Property Type                           SFR                          63.21%
                                        2-4 Family                    4.50%
                                        PUD                          23.17%
                                        Condominium                   9.13%

Occupancy Status                        Owner Occupied               96.37%
                                        Non-Owner Occupied            2.86%
                                        Second Home                   0.77%

Geographic Distribution                 California                   52.78%
                                        Florida                       5.15%
                                        Colorado                      3.44%
                                        Minnesota                     3.17%
                                        Georgia                       3.12%

Number of States (including DC)                                         44
Largest Zip Code Concentration          91913                         0.79%
Loans with Prepayment Penalties                                      86.96%
Loans with Primary Mortgage Insurance                                12.46%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL INTEREST ONLY MORTGAGE LOANS

RANGE OF MORTGAGE COUPONS

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                            W.A.
                                    MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.          GROSS
     MORTGAGE COUPONS                 LOANS         BALANCE           BALANCE             DTI           COUPON
----------------------------------------------------------------------------------------------------------------
4.001 - 4.500                          3        $       802,800           0.09%          49.35%          4.412%
4.501 - 5.000                         33              8,922,050           1.05           47.57           4.862
5.001 - 5.500                         210            59,796,256           7.06           47.80           5.386
5.501 - 6.000                         661           182,482,769          21.54           47.48           5.852
6.001 - 6.500                         865           224,561,112          26.51           46.73           6.317
6.501 - 7.000                         758           177,452,490          20.95           44.50           6.807
7.001 - 7.500                         475           102,683,814          12.12           43.22           7.311
7.501 - 8.000                         288            59,303,326           7.00           43.96           7.781
8.001 - 8.500                         119            22,275,996           2.63           42.73           8.293
8.501 - 9.000                         49              7,148,300           0.84           44.18           8.764
9.001 - 9.500                         10              1,590,100           0.19           43.23           9.276
9.501 - 10.000                         1                100,800           0.01           34.00           9.625
Total:                               3,472      $   847,119,813         100.00%          45.77%          6.538%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING          W.A.
                                     CREDIT        ORIGINAL           TERM TO         TERM TO           LOAN
     MORTGAGE COUPONS                 SCORE           LTV            MATURITY        MATURITY            AGE
----------------------------------------------------------------------------------------------------------------
4.001 - 4.500                         679            80.00%            360             359               1
4.501 - 5.000                         693            77.94             360             359               1
5.001 - 5.500                         691            78.98             360             360               0
5.501 - 6.000                         679            79.82             360             360               0
6.001 - 6.500                         664            80.46             360             360               0
6.501 - 7.000                         649            83.07             360             360               0
7.001 - 7.500                         636            86.83             359             359               0
7.501 - 8.000                         612            88.48             360             359               0
8.001 - 8.500                         598            89.35             360             360               0
8.501 - 9.000                         592            91.69             360             360               0
9.001 - 9.500                         585            92.16             360             360               0
9.501 - 10.000                        585            90.00             360             359               1
Total:                                657            82.42%            360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL INTEREST ONLY MORTGAGE LOANS

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                           W.A.
       COMBINED ORIGINAL            MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.          GROSS
              LTV                     LOANS         BALANCE           BALANCE             DTI          COUPON
----------------------------------------------------------------------------------------------------------------
25.001 - 30.000                        3        $       251,000           0.03%          31.39%          6.765%
30.001 - 35.000                        2                333,750           0.04           50.24           5.844
35.001 - 40.000                        5                635,904           0.08           45.03           7.413
40.001 - 45.000                       10              1,295,350           0.15           38.91           7.062
45.001 - 50.000                        8              1,307,000           0.15           42.65           6.348
50.001 - 55.000                       11              2,968,900           0.35           43.99           6.766
55.001 - 60.000                       25              7,667,600           0.91           42.48           6.302
60.001 - 65.000                       40             14,828,326           1.75           39.87           6.394
65.001 - 70.000                       52             13,793,898           1.63           43.88           6.754
70.001 - 75.000                       64             23,059,140           2.72           40.00           6.648
75.001 - 80.000                      2,149          516,431,281          60.96           47.68           6.200
80.001 - 85.000                       210            49,968,935           5.90           43.74           7.090
85.001 - 90.000                       460           105,450,055          12.45           42.35           7.237
90.001 - 95.000                       239            62,317,010           7.36           42.16           6.979
95.001 - 100.000                      194            46,811,664           5.53           45.30           7.448
Total:                               3,472      $   847,119,813         100.00%          45.77%          6.538%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING          W.A.
       COMBINED ORIGINAL             CREDIT        ORIGINAL           TERM TO         TERM TO           LOAN
              LTV                     SCORE           LTV            MATURITY        MATURITY            AGE
----------------------------------------------------------------------------------------------------------------
25.001 - 30.000                       625            28.07%            360             359               1
30.001 - 35.000                       616            33.15             360             359               1
35.001 - 40.000                       593            38.89             360             360               0
40.001 - 45.000                       593            43.62             341             341               0
45.001 - 50.000                       609            47.31             360             360               0
50.001 - 55.000                       632            52.85             360             360               0
55.001 - 60.000                       651            57.95             360             360               0
60.001 - 65.000                       636            63.83             360             360               0
65.001 - 70.000                       612            68.88             360             360               0
70.001 - 75.000                       646            73.47             359             359               0
75.001 - 80.000                       665            79.84             360             360               0
80.001 - 85.000                       616            84.39             360             360               0
85.001 - 90.000                       632            89.59             360             360               0
90.001 - 95.000                       675            94.60             359             359               0
95.001 - 100.000                      670            99.92             359             359               0
Total:                                657            82.42%            360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL INTEREST ONLY MORTGAGE LOANS

STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE

                                                                    PERCENT OF
                                    NUMBER OF      AGGREGATE         LOANS BY                           W.A.
                                    MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.          GROSS
      PRINCIPAL BALANCE               LOANS         BALANCE           BALANCE             DTI          COUPON
----------------------------------------------------------------------------------------------------------------
<= 50,000.00                           12       $       539,898           0.06%          40.54%          7.525%
50,000.01 - 100,000.00                347            28,529,073           3.37           46.70           6.975
100,000.01 - 150,000.00               718            90,759,447          10.71           46.24           6.822
150,000.01 - 200,000.00               615           107,109,861          12.64           47.03           6.631
200,000.01 - 250,000.00               474           106,226,857          12.54           46.78           6.560
250,000.01 - 300,000.00               381           104,744,528          12.36           47.65           6.517
300,000.01 - 350,000.00               262            85,211,777          10.06           47.07           6.517
350,000.01 - 400,000.00               199            74,655,983           8.81           46.79           6.409
400,000.01 - 450,000.00               138            58,822,459           6.94           45.45           6.343
450,000.01 - 500,000.00               85             40,654,350           4.80           45.25           6.430
500,000.01 - 550,000.00               76             40,031,430           4.73           42.82           6.410
550,000.01 - 600,000.00               64             36,613,050           4.32           42.03           6.452
600,000.01 - 650,000.00               33             20,798,100           2.46           43.44           6.260
650,000.01 - 700,000.00               22             14,911,650           1.76           39.38           6.325
700,000.01 - 750,000.00               19             13,823,500           1.63           40.30           6.473
750,000.01 >=                         27             23,687,850           2.80           38.01           6.392
Total:                               3,472      $   847,119,813         100.00%          45.77%          6.538%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING          W.A.
                                     CREDIT        ORIGINAL           TERM TO         TERM TO           LOAN
      PRINCIPAL BALANCE               SCORE           LTV            MATURITY        MATURITY            AGE
----------------------------------------------------------------------------------------------------------------
<= 50,000.00                          615            71.79%            360             360               0
50,000.01 - 100,000.00                635            81.33             360             359               0
100,000.01 - 150,000.00               642            82.26             359             359               0
150,000.01 - 200,000.00               647            83.15             360             359               0
200,000.01 - 250,000.00               651            82.93             360             360               0
250,000.01 - 300,000.00               650            82.42             360             360               0
300,000.01 - 350,000.00               655            83.67             360             360               0
350,000.01 - 400,000.00               666            83.94             359             359               0
400,000.01 - 450,000.00               664            83.93             360             360               0
450,000.01 - 500,000.00               663            83.28             360             360               0
500,000.01 - 550,000.00               666            82.03             360             360               0
550,000.01 - 600,000.00               669            81.61             360             360               0
600,000.01 - 650,000.00               683            81.01             360             360               0
650,000.01 - 700,000.00               687            79.09             360             360               0
700,000.01 - 750,000.00               684            79.05             360             360               0
750,000.01 >=                         698            71.83             360             360               0
Total:                                657            82.42%            360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL INTEREST ONLY MORTGAGE LOANS

ORIGINAL TERM TO MATURITY

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                           W.A.
      ORIGINAL TERM TO              MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.          GROSS
          MATURITY                    LOANS         BALANCE           BALANCE             DTI          COUPON
----------------------------------------------------------------------------------------------------------------
180                                    5        $       897,300           0.11%          41.45%          7.351%
360                                  3,467          846,222,513          99.89           45.77           6.537
Total:                               3,472      $   847,119,813         100.00%          45.77%          6.538%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING          W.A.
      ORIGINAL TERM TO               CREDIT        ORIGINAL           TERM TO         TERM TO           LOAN
          MATURITY                    SCORE           LTV            MATURITY        MATURITY            AGE
----------------------------------------------------------------------------------------------------------------
180                                   667            84.93%            180             179               1
360                                   657            82.42             360             360               0
Total:                                657            82.42%            360             360               0

REMAINING TERM TO MATURITY

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                          W.A.
      REMAINING TERM TO             MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.         GROSS
          MATURITY                    LOANS         BALANCE           BALANCE             DTI         COUPON
----------------------------------------------------------------------------------------------------------------
175 - 180                              5        $       897,300           0.11%          41.45%          7.351%
355 - 360                            3,467          846,222,513          99.89           45.77           6.537
Total:                               3,472      $   847,119,813         100.00%          45.77%          6.538%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING          W.A.
      REMAINING TERM TO              CREDIT        ORIGINAL           TERM TO         TERM TO           LOAN
          MATURITY                    SCORE           LTV            MATURITY        MATURITY            AGE
----------------------------------------------------------------------------------------------------------------
175 - 180                             667            84.93%            180             179               1
355 - 360                             657            82.42             360             360               0
Total:                                657            82.42%            360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL INTEREST ONLY MORTGAGE LOANS

CREDIT SCORE

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                           W.A.
                                    MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.          GROSS
        CREDIT SCORE                  LOANS         BALANCE           BALANCE             DTI          COUPON
----------------------------------------------------------------------------------------------------------------
501 - 550                             45        $     9,246,650           1.09%          45.98%          7.641%
551 - 600                             413            85,337,587          10.07           44.29           7.497
601 - 650                            1,480          319,919,581          37.77           46.67           6.623
651 - 700                             982           270,143,958          31.89           45.70           6.341
701 - 750                             408           120,718,327          14.25           44.74           6.159
751 - 800                             138            39,583,310           4.67           45.15           6.042
801 - 850                              6              2,170,400           0.26           46.14           6.169
Total:                               3,472      $   847,119,813         100.00%          45.77%          6.538%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING          W.A.
                                     CREDIT        ORIGINAL           TERM TO         TERM TO           LOAN
        CREDIT SCORE                  SCORE           LTV            MATURITY        MATURITY            AGE
----------------------------------------------------------------------------------------------------------------
501 - 550                             545            75.20%            360             360               0
551 - 600                             578            81.78             359             359               0
601 - 650                             628            82.25             360             360               0
651 - 700                             673            83.06             360             360               0
701 - 750                             721            82.30             359             359               0
751 - 800                             769            82.81             360             360               0
801 - 850                             807            84.37             360             360               0
Total:                                657            82.42%            360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL INTEREST ONLY MORTGAGE LOANS

PROPERTY TYPE

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                          W.A.
                                    MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.         GROSS
        PROPERTY TYPE                 LOANS         BALANCE           BALANCE             DTI         COUPON
----------------------------------------------------------------------------------------------------------------
SFR                                  2,252      $   535,431,273          63.21%          45.31%          6.565%
PUD                                   765           196,249,508          23.17           46.25           6.477
Condo                                 320            73,315,232           8.65           47.02           6.491
Units 2-4                             121            38,090,950           4.50           48.40           6.514
Condo >4                              14              4,032,850           0.48           34.96           6.952
Total:                               3,472      $   847,119,813         100.00%          45.77%          6.538%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING         W.A.
                                     CREDIT        ORIGINAL           TERM TO         TERM TO          LOAN
        PROPERTY TYPE                 SCORE           LTV            MATURITY        MATURITY           AGE
----------------------------------------------------------------------------------------------------------------
SFR                                   654            82.49%            360             360               0
PUD                                   657            82.14             360             360               0
Condo                                 667            82.16             359             359               0
Units 2-4                             675            83.61             360             360               0
Condo >4                              653            81.14             360             360               0
Total:                                657            82.42%            360             360               0

OCCUPANCY STATUS

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                          W.A.
                                    MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.         GROSS
      OCCUPANCY STATUS                LOANS         BALANCE           BALANCE             DTI         COUPON
----------------------------------------------------------------------------------------------------------------
Owner Occupied                       3,322      $   816,411,347          96.37%          45.90%          6.522%
Non-Owner Occupied                    124            24,206,816           2.86           41.52           6.997
Second Home                           26              6,501,650           0.77           44.67           6.825
Total:                               3,472      $   847,119,813         100.00%          45.77%          6.538%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING         W.A.
                                     CREDIT        ORIGINAL           TERM TO         TERM TO          LOAN
      OCCUPANCY STATUS                SCORE           LTV            MATURITY        MATURITY           AGE
----------------------------------------------------------------------------------------------------------------
Owner Occupied                        656            82.34%            360             360               0
Non-Owner Occupied                    691            84.29             359             359               0
Second Home                           681            85.94             360             360               0
Total:                                657            82.42%            360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL INTEREST ONLY MORTGAGE LOANS

DOCUMENTATION

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                           W.A.
                                    MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.          GROSS
        DOCUMENTATION                 LOANS         BALANCE           BALANCE             DTI          COUPON
----------------------------------------------------------------------------------------------------------------
Full Documentation                   3,196      $   760,782,437          89.81%          46.00%          6.500%
Stated +                              217            72,306,918           8.54           42.97           6.937
Limited                               46             11,790,560           1.39           47.85           6.585
Stated                                13              2,239,898           0.26           42.90           6.481
Total:                               3,472      $   847,119,813         100.00%          45.77%          6.538%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING          W.A.
                                     CREDIT        ORIGINAL           TERM TO         TERM TO           LOAN
        DOCUMENTATION                 SCORE           LTV            MATURITY        MATURITY            AGE
----------------------------------------------------------------------------------------------------------------
Full Documentation                    655            81.58%            360             360               0
Stated +                              676            91.50             359             359               0
Limited                               676            81.82             360             360               0
Stated                                621            79.63             360             359               1
Total:                                657            82.42%            360             360               0

LOAN PURPOSE

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                           W.A.
                                    MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.          GROSS
        LOAN PURPOSE                  LOANS         BALANCE           BALANCE             DTI          COUPON
----------------------------------------------------------------------------------------------------------------
Purchase                             2,492      $   613,293,720          72.40%          46.62%          6.390%
C/O Refi                              827           202,558,763          23.91           43.59           6.927
R/T Refi                              151            30,893,629           3.65           43.24           6.915
Construction Permit                    2                373,700           0.04           29.90           7.389
Total:                               3,472      $   847,119,813         100.00%          45.77%          6.538%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING         W.A.
                                     CREDIT        ORIGINAL           TERM TO         TERM TO          LOAN
        LOAN PURPOSE                  SCORE           LTV            MATURITY        MATURITY           AGE
----------------------------------------------------------------------------------------------------------------
Purchase                              667            82.81%            360             360               0
C/O Refi                              629            81.25             360             359               0
R/T Refi                              631            82.48             360             360               0
Construction Permit                   642            84.11             360             360               0
Total:                                657            82.42%            360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL INTEREST ONLY MORTGAGE LOANS

PRODUCT TYPE

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                           W.A.
                                    MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.          GROSS
        PRODUCT TYPE                  LOANS         BALANCE           BALANCE             DTI          COUPON
----------------------------------------------------------------------------------------------------------------
2/28 ARM IO                          2,196      $   552,021,358          65.16%          46.90%          6.591%
3/27 ARM IO                           580           130,436,634          15.40           46.09           6.517
5/25 ARM IO                           531           129,616,039          15.30           41.83           6.365
6Mo ARM IO                            93             21,504,203           2.54           40.68           5.864
30 YR FIXED IO                        67             12,644,279           1.49           42.70           7.287
15/30 BALLOON IO                       3                335,000           0.04           38.85           7.452
15 YR FIXED IO                         2                562,300           0.07           43.00           7.292
Total:                               3,472      $   847,119,813         100.00%          45.77%          6.538%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING          W.A.
                                     CREDIT        ORIGINAL           TERM TO         TERM TO           LOAN
        PRODUCT TYPE                  SCORE           LTV            MATURITY        MATURITY            AGE
----------------------------------------------------------------------------------------------------------------
2/28 ARM IO                           652            83.06%            360             360               0
3/27 ARM IO                           654            82.64             360             360               0
5/25 ARM IO                           680            79.85             360             360               0
6Mo ARM IO                            653            81.07             360             360               0
30 YR FIXED IO                        653            80.96             360             360               0
15/30 BALLOON IO                      603            63.12             180             180               0
15 YR FIXED IO                        705            97.92             180             179               1
Total:                                657            82.42%            360             360               0

Note: All Interest Only Loans have an Interest Only Term of 5 years.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL INTEREST ONLY MORTGAGE LOANS

LIEN POSITION

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                          W.A.
                                    MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.         GROSS
        LIEN POSITION                 LOANS         BALANCE           BALANCE             DTI         COUPON
----------------------------------------------------------------------------------------------------------------
1                                    3,472      $   847,119,813         100.00%          45.77%          6.538%
Total:                               3,472      $   847,119,813         100.00%          45.77%          6.538%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING          W.A.
                                     CREDIT        ORIGINAL           TERM TO         TERM TO           LOAN
        LIEN POSITION                 SCORE           LTV            MATURITY        MATURITY            AGE
----------------------------------------------------------------------------------------------------------------
1                                     657            82.42%            360             360               0
Total:                                657            82.42%            360             360               0

PREPAYMENT PENALTY TERM

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                          W.A.
                                    MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.         GROSS
      PREPAYMENT PENALTY              LOANS         BALANCE           BALANCE             DTI         COUPON
----------------------------------------------------------------------------------------------------------------
0                                     499       $   110,499,832          13.04%          44.01%          6.853%
12                                    131            41,550,146           4.90           42.94           6.868
24                                   1,854          470,083,222          55.49           46.30           6.508
36                                    987           224,852,212          26.54           46.01           6.386
48                                     1                134,400           0.02           54.00           4.875
Total:                               3,472      $   847,119,813         100.00%          45.77%          6.538%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING          W.A.
                                     CREDIT        ORIGINAL           TERM TO         TERM TO           LOAN
      PREPAYMENT PENALTY              SCORE           LTV            MATURITY        MATURITY            AGE
----------------------------------------------------------------------------------------------------------------
0                                     657            84.36%            360             360               0
12                                    663            81.67             360             360               0
24                                    655            82.43             360             360               0
36                                    659            81.60             359             359               0
48                                    620            80.00             360             360               0
Total:                                657            82.42%            360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL INTEREST ONLY MORTGAGE LOANS

GEOGRAPHIC DISTRIBUTION

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                           W.A.
        GEOGRAPHICAL                MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.          GROSS
        DISTRIBUTION                  LOANS         BALANCE           BALANCE             DTI          COUPON
----------------------------------------------------------------------------------------------------------------
California                           1,324      $   447,113,338          52.78%          45.77%          6.353%
Florida                               230            43,633,646           5.15           46.02           6.932
Colorado                              137            29,131,521           3.44           46.22           6.403
Minnesota                             144            26,866,291           3.17           44.87           6.812
Georgia                               159            26,413,467           3.12           43.89           6.940
Washington                            110            21,845,725           2.58           47.71           6.594
Texas                                 105            20,508,714           2.42           45.37           6.557
Michigan                              123            20,294,591           2.40           46.68           6.898
Nevada                                87             19,129,516           2.26           45.64           6.768
Maryland                              78             17,629,050           2.08           46.19           6.653
North Carolina                        109            16,882,687           1.99           44.71           6.751
Oregon                                101            16,324,446           1.93           43.77           6.623
New York                              48             15,695,880           1.85           42.71           6.742
Massachusetts                         54             14,386,350           1.70           50.62           6.468
Ohio                                  101            14,134,597           1.67           45.09           6.865
Virginia                              50             13,169,600           1.55           45.11           6.787
Arizona                               77             12,467,192           1.47           43.33           6.702
Illinois                              61             12,428,650           1.47           47.95           6.851
Utah                                  60              8,904,898           1.05           46.98           6.731
New Jersey                            32              7,854,404           0.93           43.97           6.861
Tennessee                             59              7,251,767           0.86           47.81           6.904
South Carolina                        32              4,446,954           0.52           45.68           6.792
Pennsylvania                          25              4,061,450           0.48           39.35           6.692
Connecticut                           17              3,999,639           0.47           46.73           6.842
Rhode Island                          14              2,853,100           0.34           52.41           6.704
Wisconsin                             20              2,762,170           0.33           47.43           6.648
Alabama                               13              2,343,237           0.28           43.12           6.668
Indiana                               17              2,336,100           0.28           44.01           7.125
Missouri                              18              2,317,699           0.27           48.55           7.214
Kentucky                              15              1,623,800           0.19           44.12           7.133
Kansas                                 8              1,597,085           0.19           52.32           6.845
Louisiana                             10              1,296,400           0.15           46.12           6.883
Arkansas                               3                885,200           0.10           50.58           6.264
Maine                                  5                848,600           0.10           52.53           6.842
Idaho                                  7                778,600           0.09           52.83           6.074
New Mexico                             3                723,200           0.09           37.15           6.105
New Hampshire                          3                667,800           0.08           42.59           7.068
West Virginia                          4                483,500           0.06           42.26           7.229
Montana                                3                332,950           0.04           33.61           6.170
Wyoming                                1                185,600           0.02           56.00           6.625
Oklahoma                               2                168,800           0.02           45.73           6.618
Vermont                                1                132,000           0.02           55.00           5.250
Nebraska                               1                115,200           0.01           51.00           6.000
South Dakota                           1                 94,400           0.01           55.00           5.000
Total:                               3,472      $   847,119,813         100.00%          45.77%          6.538%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING         W.A.
        GEOGRAPHICAL                 CREDIT        ORIGINAL           TERM TO         TERM TO          LOAN
        DISTRIBUTION                  SCORE           LTV            MATURITY        MATURITY           AGE
----------------------------------------------------------------------------------------------------------------
California                            665            81.44%            360             360               0
Florida                               648            83.57             360             360               0
Colorado                              649            82.20             360             360               0
Minnesota                             646            85.16             360             360               0
Georgia                               639            84.80             360             360               0
Washington                            655            81.71             360             360               0
Texas                                 652            82.34             360             360               0
Michigan                              637            84.03             360             360               0
Nevada                                643            82.29             360             360               0
Maryland                              643            82.09             360             360               0
North Carolina                        648            83.96             360             360               0
Oregon                                657            82.83             360             360               0
New York                              659            85.90             360             360               0
Massachusetts                         663            83.35             360             360               0
Ohio                                  641            86.04             360             360               0
Virginia                              635            82.72             360             360               0
Arizona                               650            83.94             357             357               0
Illinois                              649            83.47             360             360               0
Utah                                  658            85.24             360             360               0
New Jersey                            643            83.14             360             360               0
Tennessee                             624            80.90             360             360               0
South Carolina                        635            83.66             360             360               0
Pennsylvania                          653            86.66             360             360               0
Connecticut                           651            81.92             360             360               0
Rhode Island                          621            80.62             360             360               0
Wisconsin                             649            85.55             360             360               0
Alabama                               658            80.77             360             360               0
Indiana                               616            85.47             360             360               0
Missouri                              630            85.56             355             354               0
Kentucky                              657            89.71             360             360               0
Kansas                                630            84.64             360             360               0
Louisiana                             630            87.55             360             360               0
Arkansas                              694            73.00             360             360               0
Maine                                 664            88.67             360             359               1
Idaho                                 693            79.27             360             360               0
New Mexico                            652            80.77             360             360               0
New Hampshire                         658            79.99             360             360               0
West Virginia                         618            82.27             360             360               0
Montana                               702            80.00             360             360               0
Wyoming                               604            80.00             360             360               0
Oklahoma                              695            84.21             360             360               0
Vermont                               622            80.00             360             359               1
Nebraska                              724            80.00             360             360               0
South Dakota                          742            80.00             360             360               0
Total:                                657            82.42%            360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     ADJUSTABLE INTERST ONLY MORTGAGE LOANS

RANGE OF GROSS MARGINS

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                            W.A.
                                    MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.           GROSS
        GROSS MARGIN                  LOANS         BALANCE           BALANCE             DTI           COUPON
----------------------------------------------------------------------------------------------------------------
2.501 - 3.000                         12        $     3,916,150           0.47%          37.40%          5.504%
3.001 - 3.500                         263            82,969,845           9.95           44.18           5.690
3.501 - 4.000                         710           203,394,300          24.40           46.70           5.968
4.001 - 4.500                         817           189,362,187          22.72           47.86           6.341
4.501 - 5.000                         579           127,696,067          15.32           46.32           6.699
5.001 - 5.500                         468           108,723,674          13.04           44.46           7.058
5.501 - 6.000                         336            76,928,278           9.23           43.17           7.511
6.001 - 6.500                         149            29,821,545           3.58           43.11           8.021
6.501 - 7.000                         52              8,793,418           1.05           42.60           8.467
7.001 - 7.500                         12              1,775,670           0.21           41.17           8.546
7.501 - 8.000                          2                197,100           0.02           31.56           9.503
Total:                               3,400      $   833,578,234         100.00%          45.82%          6.526%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING           W.A.
                                     CREDIT        ORIGINAL           TERM TO         TERM TO           LOAN
        GROSS MARGIN                  SCORE           LTV            MATURITY        MATURITY            AGE
----------------------------------------------------------------------------------------------------------------
2.501 - 3.000                         734            66.80%            360             360               0
3.001 - 3.500                         718            77.57             360             360               0
3.501 - 4.000                         675            78.69             360             360               0
4.001 - 4.500                         653            79.38             360             360               0
4.501 - 5.000                         647            83.25             360             360               0
5.001 - 5.500                         638            88.68             360             360               0
5.501 - 6.000                         618            91.10             360             360               0
6.001 - 6.500                         609            91.51             360             360               0
6.501 - 7.000                         601            91.54             360             360               0
7.001 - 7.500                         564            87.86             360             360               0
7.501 - 8.000                         573            90.00             360             358               2
Total:                                657            82.44%            360             360               0

INITIAL PERIODIC RATE CAP

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                           W.A.
                                    MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.          GROSS
         INITIAL CAP                  LOANS         BALANCE           BALANCE             DTI          COUPON
----------------------------------------------------------------------------------------------------------------
1.000                                 93        $    21,504,203           2.58%          40.68%          5.864%
3.000                                3,307          812,074,031          97.42           45.96           6.543
Total:                               3,400      $   833,578,234         100.00%          45.82%          6.526%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING         W.A.
                                     CREDIT        ORIGINAL           TERM TO         TERM TO          LOAN
         INITIAL CAP                  SCORE           LTV            MATURITY        MATURITY           AGE
----------------------------------------------------------------------------------------------------------------
1.000                                 653            81.07%            360             360               0
3.000                                 657            82.48             360             360               0
Total:                                657            82.44%            360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL INTEREST ONLY MORTGAGE LOANS

PERIODIC RATE CAP

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                          W.A.
                                    MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.         GROSS
        PERIODIC CAP                  LOANS         BALANCE           BALANCE             DTI         COUPON
----------------------------------------------------------------------------------------------------------------
1.000                                3,400      $   833,578,234         100.00%          45.82%          6.526%
Total:                               3,400      $   833,578,234         100.00%          45.82%          6.526%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING          W.A.
                                     CREDIT        ORIGINAL           TERM TO         TERM TO           LOAN
        PERIODIC CAP                  SCORE           LTV            MATURITY        MATURITY            AGE
----------------------------------------------------------------------------------------------------------------
1.000                                 657            82.44%            360             360               0
Total:                                657            82.44%            360             360               0

RANGE OF MAXIMUM INTEREST RATES

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                          W.A.
                                    MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.         GROSS
        MAXIMUM RATE                  LOANS         BALANCE           BALANCE             DTI         COUPON
----------------------------------------------------------------------------------------------------------------
10.001 - 10.500                        3        $       802,800           0.10%          49.35%          4.412%
10.501 - 11.000                       33              8,922,050           1.07           47.57           4.862
11.001 - 11.500                       210            59,796,256           7.17           47.80           5.386
11.501 - 12.000                       660           182,287,719          21.87           47.50           5.851
12.001 - 12.500                       860           222,832,342          26.73           46.81           6.317
12.501 - 13.000                       740           173,955,470          20.87           44.59           6.806
13.001 - 13.500                       449            97,880,424          11.74           43.08           7.310
13.501 - 14.000                       277            57,755,676           6.93           44.01           7.781
14.001 - 14.500                       112            21,240,196           2.55           42.54           8.293
14.501 - 15.000                       46              6,709,400           0.80           44.31           8.761
15.001 - 15.500                        9              1,295,100           0.16           41.91           9.225
15.501 - 16.000                        1                100,800           0.01           34.00           9.625
Total:                               3,400      $   833,578,234         100.00%          45.82%          6.526%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING          W.A.
                                     CREDIT        ORIGINAL           TERM TO         TERM TO           LOAN
        MAXIMUM RATE                  SCORE           LTV            MATURITY        MATURITY            AGE
----------------------------------------------------------------------------------------------------------------
10.001 - 10.500                       679            80.00%            360             359               1
10.501 - 11.000                       693            77.94             360             359               1
11.001 - 11.500                       691            78.98             360             360               0
11.501 - 12.000                       679            79.82             360             360               0
12.001 - 12.500                       664            80.50             360             360               0
12.501 - 13.000                       648            83.15             360             360               0
13.001 - 13.500                       635            87.07             360             360               0
13.501 - 14.000                       612            88.66             360             360               0
14.001 - 14.500                       598            89.61             360             360               0
14.501 - 15.000                       588            91.45             360             360               0
15.001 - 15.500                       581            90.37             360             360               0
15.501 - 16.000                       585            90.00             360             359               1
Total:                                657            82.44%            360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL INTEREST ONLY MORTGAGE LOANS

RANGE OF MINIMUM INTEREST RATES

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                          W.A.
                                    MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.         GROSS
        MINIMUM RATE                  LOANS         BALANCE           BALANCE             DTI         COUPON
----------------------------------------------------------------------------------------------------------------
4.001 - 4.500                          3        $       802,800           0.10%          49.35%          4.412%
4.501 - 5.000                         33              8,922,050           1.07           47.57           4.862
5.001 - 5.500                         210            59,796,256           7.17           47.80           5.386
5.501 - 6.000                         660           182,287,719          21.87           47.50           5.851
6.001 - 6.500                         860           222,832,342          26.73           46.81           6.317
6.501 - 7.000                         740           173,955,470          20.87           44.59           6.806
7.001 - 7.500                         449            97,880,424          11.74           43.08           7.310
7.501 - 8.000                         277            57,755,676           6.93           44.01           7.781
8.001 - 8.500                         112            21,240,196           2.55           42.54           8.293
8.501 - 9.000                         46              6,709,400           0.80           44.31           8.761
9.001 - 9.500                          9              1,295,100           0.16           41.91           9.225
9.501 - 10.000                         1                100,800           0.01           34.00           9.625
Total:                               3,400      $   833,578,234         100.00%          45.82%          6.526%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING          W.A.
                                     CREDIT        ORIGINAL           TERM TO         TERM TO           LOAN
        MINIMUM RATE                  SCORE           LTV            MATURITY        MATURITY            AGE
----------------------------------------------------------------------------------------------------------------
4.001 - 4.500                         679            80.00%            360             359               1
4.501 - 5.000                         693            77.94             360             359               1
5.001 - 5.500                         691            78.98             360             360               0
5.501 - 6.000                         679            79.82             360             360               0
6.001 - 6.500                         664            80.50             360             360               0
6.501 - 7.000                         648            83.15             360             360               0
7.001 - 7.500                         635            87.07             360             360               0
7.501 - 8.000                         612            88.66             360             360               0
8.001 - 8.500                         598            89.61             360             360               0
8.501 - 9.000                         588            91.45             360             360               0
9.001 - 9.500                         581            90.37             360             360               0
9.501 - 10.000                        585            90.00             360             359               1
Total:                                657            82.44%            360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL INTEREST ONLY MORTGAGE LOANS

NEXT INTEREST ADJUSTMENT DATE

                                     NUMBER                         PERCENT OF
                                       OF          AGGREGATE         LOANS BY                            W.A.
                                    MORTGAGE       PRINCIPAL         PRINCIPAL            W.A.          GROSS
  NEXT RATE ADJUSTMENT DATE           LOANS         BALANCE           BALANCE             DTI           COUPON
----------------------------------------------------------------------------------------------------------------
January 01, 2005                       3        $       771,550           0.09%          43.36%          5.648%
February 01, 2005                      9              2,633,917           0.32           37.31           5.918
March 01, 2005                        81             18,098,736           2.17           41.05           5.866
April 01, 2006                         4                543,100           0.07           51.76           6.734
May 01, 2006                           6              1,954,930           0.23           52.34           5.876
June 01, 2006                         15              3,604,543           0.43           49.44           5.712
July 01, 2006                         32              8,249,292           0.99           47.04           6.326
August 01, 2006                       316            70,142,609           8.41           46.90           6.517
September 01, 2006                   1,817          466,415,685          55.95           46.85           6.616
October 01, 2006                       6              1,111,200           0.13           45.63           6.787
April 01, 2007                         1                122,400           0.01           53.00           6.250
May 01, 2007                           1                280,000           0.03           52.00           6.125
June 01, 2007                          2                201,100           0.02           41.51           7.746
July 01, 2007                          7              1,944,250           0.23           26.63           5.647
August 01, 2007                       97             18,581,114           2.23           46.46           6.429
September 01, 2007                    470           108,957,370          13.07           46.35           6.548
October 01, 2007                       2                350,400           0.04           54.41           6.008
June 01, 2009                          9              1,841,500           0.22           43.61           5.913
July 01, 2009                         12              2,908,674           0.35           41.61           6.067
August 01, 2009                       43             10,598,804           1.27           44.67           6.497
September 01, 2009                    465           113,669,461          13.64           41.54           6.369
October 01, 2009                       2                597,600           0.07           42.31           6.189
Total:                               3,400      $   833,578,234         100.00%          45.82%          6.526%

                                                     W.A.              W.A.            W.A.
                                      W.A.         COMBINED          ORIGINAL        REMAINING          W.A.
                                     CREDIT        ORIGINAL           TERM TO         TERM TO           LOAN
  NEXT RATE ADJUSTMENT DATE           SCORE           LTV            MATURITY        MATURITY            AGE
----------------------------------------------------------------------------------------------------------------
January 01, 2005                      680            84.86%            360             358               2
February 01, 2005                     658            77.20             360             359               1
March 01, 2005                        651            81.47             360             360               0
April 01, 2006                        606            77.10             360             355               5
May 01, 2006                          694            85.84             360             356               4
June 01, 2006                         649            78.89             360             357               3
July 01, 2006                         652            84.47             360             358               2
August 01, 2006                       647            80.39             360             359               1
September 01, 2006                    653            83.48             360             360               0
October 01, 2006                      602            77.85             360             360               0
April 01, 2007                        624            80.00             360             355               5
May 01, 2007                          612            80.00             360             356               4
June 01, 2007                         613            84.79             360             357               3
July 01, 2007                         677            70.99             360             358               2
August 01, 2007                       652            82.38             360             359               1
September 01, 2007                    654            82.93             360             360               0
October 01, 2007                      640            72.34             360             360               0
June 01, 2009                         659            82.09             360             357               3
July 01, 2009                         662            79.30             360             358               2
August 01, 2009                       662            80.61             360             359               1
September 01, 2009                    682            79.76             360             360               0
October 01, 2009                      673            80.00             360             360               0
Total:                                657            82.44%            360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of
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any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.